UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 4, 2004

CASCADE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	(Commission File Number) 0-25286	(IRS Employer Identification No.) 91-1661954

2828 Colby Avenue
Everett, Washington 98201
(Address of principal executive offices, including Zip Code)
(425) 339-5500
(Registrant’s telephone number, including area code)

Item 5. Other Events

     On June 4, 2004, Richard L. Anderson joined the Board of Directors of Cascade Financial Corporation and its subsidiary, Cascade Bank.

Item 7. Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Exhibit
99.1	Press Release issued by Cascade Financial Corporation dated June 7, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 8, 2004.
CASCADE FINANCIAL CORPORATION

	By:	/s/ Carol K. Nelson

Carol K. Nelson President and Chief Executive Officer